ADVISORS DISCIPLINED TRUST 1869

                          SUPPLEMENT TO THE PROSPECTUS

     Advent/Claymore Enhanced Growth & Income Fund (NYSE: LCM) has merged with and into Advent Claymore Convertible Securities and Income Fund (NYSE: AVK). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for the Cohen & Steers Convertible and Income Closed-End Portfolio will no longer include shares of Advent/Claymore Enhanced Growth & Income Fund.

     Supplement Dated:  August 27, 2018















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